CALVERT VP SRI BALANCED PORTFOLIO
Supplement to
Calvert Variable Products Prospectus
Class F
dated May 1, 2016
Date of Supplement: May 16, 2016
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
Portfolio Management for Calvert VP SRI Balanced Portfolio (Fixed-Income Investments)
Matthew Duch will no longer serve as a portfolio manager for Calvert VP SRI Balanced Portfolio (Fixed-Income Investments) effective as of June 30, 2016. Vishal Khanduja, CFA and Brian S. Ellis, CFA, will remain on the portfolio management team for the Portfolio.
Accordingly, effective June 30, 2016, the Prospectus is hereby amended as follows:
The table under “Portfolio Management – Investment Advisor – Fixed-Income Investments” in the Portfolio Summary for Calvert VP SRI Balanced Portfolio is revised and restated as follows:
Fixed-Income Investments:

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since March 2013
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Under “Management of Portfolio Investments – More Information About the Advisor, Subadvisors and Portfolio Management – Calvert VP SRI Balanced Portfolio” on page 49, delete any and all references to Matthew Duch.

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